UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2018

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 10, 2018, Teladoc, Inc. (the “Company”) changed its corporate name to Teladoc Health, Inc. (the “name change”), pursuant to a second certificate of amendment (the “Certificate of Amendment”) to the Company’s Sixth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware on August 9, 2018.

The Board of Directors of the Company (the “Board”) approved the name change pursuant to Section 242 of the General Corporation Law of the State of Delaware, under which stockholder approval is not required to effect a corporate name change. The name change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation in connection with the name change.

The common stock of the Company will continue trading under the ticker symbol “TDOC” on The New York Stock Exchange, and no change was made to the CUSIP number for the Company’s common stock.

In connection with the name change, the Board also approved an administrative amendment to the Company’s Second Amended and Restated Bylaws to reflect the revised Company name (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws became effective August 10, 2018.

Copies of the Certificate of Amendment and the Third Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, in connection with the name change, the Company adopted a new form of common stock certificate. Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name. Certificates reflecting the name change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on August 9, 2018.

3.2	Third Amended and Restated Bylaws of Teladoc Health, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: August 10, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary